                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          March 13, 2006
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

           Delaware                  001-13403                84-1032638
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(State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)            File Number)          Identification No.)

4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri         64116
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       (Address of principal executive offices)                (Zip Code)

  Registrant's telephone number, including area code        (816) 584-5000
                                                     ---------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     On March 13, 2006,  American Italian Pasta Company (the "Company")  entered
into  the  Amended  and  Restated   Credit   Agreement  (the  "Restated   Credit
Agreement"), which amends and restates that certain Credit Agreement, dated July
16, 2001 (as  amended,  the  "Original  Credit  Agreement"),  by and between the
Company and Bank of America,  N.A.,  as Lender,  letter of credit issuer and the
Administrative  Agent.  The Restated Credit  Agreement was obtained to allow the
Company to repay all  indebtedness  under the Original Credit  Agreement and for other general corporate  purposes,  including certain operating  initiatives and ongoing working capital.  Unless otherwise  stated,  all capitalized  terms used herein have the meaning ascribed to them in the Restated Credit Agreement.

     The  terms of the  Restated  Credit  Agreement  provide  for a  $30,000,000 million  senior secured  revolving  credit  facility and a  $265,000,000  senior secured term loan  facility.  The interest rate charged on  borrowings  can vary depending  on the types of  advances  or loans  the  Company  selects  under the
Restated  Credit  Agreement.  The options for the interest  rate include (i) the
Alternate Base Rate plus 5.00%, or (ii) the LIBOR rate for 30, 60 or 90 days, as elected by the Company, plus 6.00%. The Alternate Base Rate is defined to be the higher of Bank of  America's  prime rate and the  Federal  Funds rate plus .50%.
Interest  payments on LIBOR loans must be paid on the last day of the applicable interest  period  as  selected  by the  Company,  but no  less  frequently  than quarterly.  All  outstanding  loans  and  advances  shall be paid in full by the
Company  on March 13,  2011,  or upon the  termination  of the  Restated  Credit
Agreement.

     As was the case under the Original Credit  Agreement,  the Lender has valid and perfected first priority liens and security  interests in (i)  substantially all  of the  real  and  personal  property  of  the  Company  and  its  domestic subsidiaries,  (ii) the real estate held by Pasta Lensi,  s.r.l.,  and (iii) all proceeds and products of the property described in items (i) and (ii) above.

     The Restated  Credit  Agreement  contains  financial  covenants,  including covenants  setting a maximum leverage ratio, a minimum interest  coverage ratio, and a limitation on the annual  aggregate  amount of capital  expenditures.  The
Company also agreed to not make any dividend  payments or  repurchases of common stock unless its pro forma Leverage Ratio from the most completed fiscal quarter is no more than 2.75 to 1 and the issuance of such a dividend or  repurchase  of common  stock will not result in an Event of  Default or an  Unmatured  Event of
Default.

     The  Restated  Credit  Agreement  contains  customary  events  of  default, including without  limitation,  failure to make payment of principal,  interest, fees, or other amounts due under the Restated Credit Agreement, cross-default to other indebtedness,  bankruptcy and insolvency, breach of covenants,  materially incorrect  representations  and warranties,  customary ERISA defaults,  monetary judgment defaults,  change of control,  or invalidity of a loan documentation or liens.

     Payments of outstanding  advances may be accelerated,  at the option of the
Lender,  should an event of default occur,  other than an event of bankruptcy or insolvency,  in the Company's  obligations  under the Restated Credit Agreement.
Upon  events of  bankruptcy  insolvency,  the  Company's  obligations  under the
Restated Credit Agreement become immediately due and payable.

     The Company agrees to make mandatory  prepayments under the Restated Credit
Agreement of (a) 100% of the net cash proceeds from sales or other  dispositions of property above $3,000,000 a year and $6,000,000 in the aggregate,  (b) 50% of proceeds from any issuance of additional  equity interests in the Company or any of its subsidiaries,  and (c) 50% of the Excess Cash Flow of the Company for any
fiscal year.  All  prepayments  are subject to certain  prepayment  compensation except for (i) prepayments  from Excess Cash Flow and (ii) voluntary  repayments
or  prepayments  of  the  revolving  loans  not   accompanying  a  reduction  in
commitments under the revolving credit facility.

     The Restated  Credit  Agreement  is hereby  incorporated  by reference  and attached  hereto as Exhibit  4.1.  The  foregoing  summary is  qualified  in its entirety by reference to the Restated Credit Agreement.

Item 2.03.  Creation of a Direct Financial  Obligation or an Obligation under an
            Off-Balance Sheet Arrangement of a Registrant.

     The  information  set forth  above  under  "Item 1.01 Entry into a Material
Definitive Agreement" is hereby incorporated by reference.

Item 3.03.  Material Modifications to Rights of Security Holders.

     The  information  set forth  above  under  "Item 1.01 Entry into a Material
Definitive  Agreement,"  regarding  restrictions on dividend  payments is hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

     (d) Exhibits.

4.1  Amended and Restated Credit  Agreement,  dated as of March 13, 2006, by and between the Company and Bank of America,  N.A., as Lender, letter of credit issuer and Administrative Agent.

99.1 Press release dated March 15, 2006.

SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  March 15, 2006             American Italian Pasta Company

                                       By:  /s/ George D. Shadid
                                          --------------------------------------
                                            George D. Shadid
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number      Description

     4.1            Amended and Restated Credit Agreement, dated as of March 13,
                    2006, by and between the Company and Bank of America,  N.A., as Lender, letter of credit issuer and Administrative Agent.

     99.1           Press release dated March 15, 2006.